AMENDMENT #3
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HSBC Corporate Banking
The Hongkong and Shanghai Banking Corporation Limited
New York Branch: 140 Broadway, New York, NY  10005-1196



November 19, 1997


Mr. James M. Smith
Vice President and Controller
AnnTaylor Inc.
414 Chapel Street
New Haven, CT  06511




Dear Mr. Smith:


Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of September 20, 1996 between AnnTaylor Global Sourcing, Inc. and

The Hongkong and Shanghai Banking Corporation Limited (as heretofore amended,

supplemented or otherwise modified and in effect on the date hereof, the

"Credit Agreement").  All capitalized terms used in this letter have the
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 respective meanings set forth in the Credit Agreement.



The Termination Date relating to the Credit Agreement is presently

January 30, 1998.  In response to your letter dated November 14, 1997 and in accordance with Section 2.06 of the Credit Agreement, we are pleased to inform you that the Termination Date shall be extended to

July 29, 1998; provided, however the Company shall deliver to the Bank
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prior to January 29, 1998 evidence that the expiry date of the

AT Credit shall have been extended to a date no earlier than

July 29, 1998.  Failure to deliver such evidence relating to the

AT Credit, satisfactory in form and substance to the Bank, by such date shall render this letter of extension null and void.



We look forward to continuing to serve the trade finance needs of

AnnTaylor.  Should you have any questions regarding the above, please do not hesitate to contact the undersigned at (212) 658-5115.



                                        Very truly yours,

                                        /s/ Adriana D. Collins
                                        ----------------------
                                            Adriana D. Collins
                                            Assistant Vice President



Acknowledged by and Agreed to:
AnnTaylor Global Sourcing, Inc.

By: /s/ James Smith
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Name:   James Smith
Title:



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